EXHIBIT 99.1

ALLIANCE CAPITAL MANAGEMENT HOLDING L.P.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alliance Capital Management Holding L.P. (the “Company”) on Form 10-Q for the period ending March 31, 2003 to be filed with the Securities and Exchange Commission on or about May 14, 2003 (the “Report”), I, Bruce W. Calvert, Chairman of the Board of Directors and Chief Executive Officer of Alliance Capital Management Corporation, general partner of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce W. Calvert                                                                                                  Date:  May  8, 2003

Bruce W. Calvert

Chairman of the Board of Directors

and Chief Executive Officer

Alliance Capital Management Corporation